Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FIRST QUARTER
2016 RESULTS

NEW YORK, NY, April 20, 2016—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $18.1 million, or $0.39 per share (diluted and basic), for the quarter ended March 31, 2016, compared with $20.8 million, or $0.45 per diluted share and $0.46 per basic share, for the quarter ended March 31, 2015. Total revenue for the first quarter of 2016 was $79.7 million, a decrease of 4.9% from $83.8 million for the first quarter of 2015.
The first quarter 2016 results included a non-cash after-tax expense of approximately $0.03 per share associated with the accelerated vesting of certain restricted stock units. After adjusting for this item, diluted earnings per share would have been $0.42 for the quarter ended March 31, 2016.
Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Revenue	$79,681	$81,671	$83,815	(2.4%)	(4.9%)
Expenses	$51,374	$51,319	$49,266	0.1%	4.3%
Operating income	$28,307	$30,352	$34,549	(6.7%)	(18.1%)
Operating margin	35.5%	37.2%	41.2%	(164) bps	(570) bps
Total non-operating income (loss) (1)	$643	$(12,078)	$(1,552)	*	*
Net income attributable to common stockholders	$18,083	$5,879	$20,816	207.6%	(13.1%)
Diluted earnings per share attributable to common stockholders	$0.39	$0.13	$0.45	206.1%	(13.5%)
________________________
*     Not meaningful
(1)    Includes net income/(loss) attributable to redeemable noncontrolling interest for the periods presented.

Revenue
Revenue for the first quarter of 2016 was $79.7 million, a decrease of $2.0 million from $81.7 million for the fourth quarter of 2015. Lower average assets under management in closed-end funds and one less day in the quarter resulted in the following decreases in investment advisory and administration fees:

•	Institutional account revenue decreased $0.2 million to $21.3 million for the first quarter of 2016;

•	Open-end fund revenue decreased $0.7 million to $33.5 million for the first quarter of 2016; and

•	Closed-end fund revenue decreased $1.3 million to $18.3 million for the first quarter of 2016.
Expenses
Expenses for the first quarter of 2016 were $51.4 million, an increase of $0.1 million from $51.3 million for the fourth quarter of 2015. Changes in expenses were primarily:

•
Higher employee compensation and benefits expenses of $0.6 million, primarily attributable to the accelerated vesting of certain restricted stock units partially offset by lower incentive compensation when compared with the fourth quarter of 2015;

•
Lower general and administrative expenses of $0.7 million, primarily due to lower costs associated with hosted and sponsored events and lower fund organizational expenses, partially offset by an increase in recruiting fees; and

•	Higher depreciation and amortization of $0.4 million, primarily due to the obsolescence of certain fixed assets.
Operating Margin
The company's operating margin decreased to 35.5% for the first quarter of 2016 from 37.2% for the fourth quarter of 2015.
Non-operating Income
Non-operating income for the first quarter of 2016 was $0.6 million, compared with non-operating loss of $12.1 million for the fourth quarter of 2015. The change was primarily due to net unrealized gains on the company's seed investments in the first quarter of 2016 compared with net unrealized losses during the fourth quarter of 2015. The fourth quarter of 2015 included unrealized losses that were primarily due to a change in accounting classification and an other-than-temporary impairment on certain seed investments.

Assets Under Management Highlights (Unaudited)
March 31, 2016 Compared with December 31, 2015

(in millions)	Assets Under Management
	As of
By Investment Vehicle	March 31, 2016	December 31, 2015	% Change
Institutional accounts	$27,857	$26,105	6.7%
Open-end funds	18,146	17,460	3.9%
Closed-end funds	9,056	9,029	0.3%
Total	$55,059	$52,594	4.7%

By Investment Strategy
U.S. real estate	$29,069	$27,814	4.5%
Global/international real estate	10,152	9,476	7.1%
Preferred securities	8,099	7,705	5.1%
Global listed infrastructure	5,272	5,147	2.4%
Other	2,467	2,452	0.6%
Total	$55,059	$52,594	4.7%
Assets under management were $55.1 billion as of March 31, 2016, an increase of $2.5 billion from $52.6 billion at December 31, 2015. The increase from December 31, 2015 was attributable to net inflows of $1.4 billion and market appreciation of $1.9 billion, partially offset by distributions of $0.9 billion.
Institutional Accounts
Assets under management in institutional accounts were $27.9 billion as of March 31, 2016, an increase of 6.7% from $26.1 billion at December 31, 2015. The change from December 31, 2015 was due to the following:

•	Market appreciation of $1.2 billion, including $699 million from U.S. real estate and $341 million from global/international real estate;

•
Net inflows of $813 million into subadvisory accounts, including $768 million into U.S. real estate, $53 million into preferred securities and $28 million into global listed infrastructure, partially offset by net outflows of $53 million from global/international real estate;

•	Net inflows of $377 million into advisory accounts, including $510 million into global/international real estate, partially offset by net outflows of $95 million from U.S. real estate; and

•	Distributions out of subadvisory accounts in Japan of $653 million including $606 million from U.S. real estate and $42 million from global/international real estate.
Open-end Funds
Assets under management for open-end funds were $18.1 billion as of March 31, 2016, an increase of 3.9% from $17.5 billion at December 31, 2015. The change from December 31, 2015 was due to the following:

•	Market appreciation of $495 million, including $402 million from U.S. real estate and $67 million from global/international real estate;

•	Net inflows of $324 million, including net inflows of $417 million into preferred securities, partially offset by net outflows of $149 million from global/international real estate; and

•	Distributions of $133 million, including $71 million from preferred securities and $60 million from U.S. real estate.
Closed-end Funds
Assets under management for closed-end funds were $9.1 billion as of March 31, 2016, an increase of 0.3% from $9.0 billion at December 31, 2015. The increase from December 31, 2015 was due to market appreciation of $235 million, partially offset by distributions of $122 million and outflows of $86 million related to a decrease in a fund's outstanding leverage.
Balance Sheet Information
As of March 31, 2016, cash, cash equivalents and seed investments were $186 million. As of March 31, 2016, stockholders' equity was $238 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 21, 2016 at 10:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 800-616-4707 (U.S.) or +1-303-223-2691 (international); passcode: 21809164. Participants should plan to register at least 10 minutes before the conference call begins. The presentation that will be reviewed as part of the conference call will be available on the company's website at www.cohenandsteers.com under "Company - Press Releases."
A replay of the call will be available for two weeks starting at approximately 12:00 p.m. (ET) on April 21, 2016 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21809164. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a global investment manager specializing in liquid real assets, including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle.

Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect management's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2015 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Revenue
Investment advisory and administration fees	$73,088	$75,269	$77,752
Distribution and service fees	4,233	4,120	3,906
Portfolio consulting and other	2,360	2,282	2,157
Total revenue	79,681	81,671	83,815	(2.4%)	(4.9%)
Expenses
Employee compensation and benefits	28,040	27,440	25,983
Distribution and service fees	8,702	8,976	9,251
General and administrative	12,735	13,390	12,463
Depreciation and amortization	1,897	1,513	1,569
Total expenses	51,374	51,319	49,266	0.1%	4.3%
Operating income	28,307	30,352	34,549	(6.7%)	(18.1%)
Non-operating income
Interest and dividend income—net	542	560	299
Gain (loss) from seed investments—net	190	(12,587)	(1,432)
Other losses	(89)	(51)	(419)
Total non-operating income (loss)	643	(12,078)	(1,552)	*	*
Income before provision for income taxes	28,950	18,274	32,997	58.4%	(12.3%)
Provision for income taxes	11,083	12,446	12,226
Net income	17,867	5,828	20,771	206.6%	(14.0%)
Less: Net loss attributable to redeemable noncontrolling interest	216	51	45
Net income attributable to common stockholders	$18,083	$5,879	$20,816	207.6%	(13.1%)

Earnings per share attributable to common stockholders
Basic	$0.39	$0.13	$0.46	205.7%	(14.2%)
Diluted	$0.39	$0.13	$0.45	206.1%	(13.5%)

Dividends declared per share
Quarterly	$0.26	$0.25	$0.25	4.0%	4.0%
Special	$—	$0.50	$—	*	*

Weighted average shares outstanding
Basic	45,808	45,524	45,241
Diluted	46,195	45,969	45,980

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Institutional Accounts
Assets under management, beginning of period	$26,105	$24,645	$26,201
Inflows	1,772	1,023	925
Outflows	(582)	(475)	(1,004)
Net inflows (outflows)	1,190	548	(79)
Market appreciation	1,215	1,495	1,121
Distributions	(653)	(583)	(539)
Total increase	1,752	1,460	503
Assets under management, end of period	$27,857	$26,105	$26,704	6.7%	4.3%
Percentage of total assets under management	50.6%	49.6%	48.8%
Average assets under management for period	$25,775	$25,655	$27,080	0.5%	(4.8%)

Open-end Funds
Assets under management, beginning of period	$17,460	$16,141	$17,131
Inflows	2,022	2,263	1,726
Outflows	(1,698)	(1,319)	(1,475)
Net inflows	324	944	251
Market appreciation	495	871	796
Distributions	(133)	(496)	(116)
Total increase	686	1,319	931
Assets under management, end of period	$18,146	$17,460	$18,062	3.9%	0.5%
Percentage of total assets under management	33.0%	33.2%	33.0%
Average assets under management for period	$17,099	$17,114	$17,963	(0.1%)	(4.8%)

Closed-end Funds
Assets under management, beginning of period	$9,029	$8,958	$9,805
Inflows	—	—	—
Outflows	(86)	(34)	—
Net outflows	(86)	(34)	—
Market appreciation	235	237	222
Distributions	(122)	(132)	(127)
Total increase	27	71	95
Assets under management, end of period	$9,056	$9,029	$9,900	0.3%	(8.5%)
Percentage of total assets under management	16.4%	17.2%	18.1%
Average assets under management for period	$8,743	$9,198	$9,978	(4.9%)	(12.4%)

Total
Assets under management, beginning of period	$52,594	$49,744	$53,137
Inflows	3,794	3,286	2,651
Outflows	(2,366)	(1,828)	(2,479)
Net inflows	1,428	1,458	172
Market appreciation	1,945	2,603	2,139
Distributions	(908)	(1,211)	(782)
Total increase	2,465	2,850	1,529
Assets under management, end of period	$55,059	$52,594	$54,666	4.7%	0.7%
Average assets under management for period	$51,617	$51,967	$55,021	(0.7%)	(6.2%)

Current period amounts have been revised to reflect distributions separately and dividend reinvestments as inflows. Prior period amounts have been reclassified to conform with the current period presentation.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Subadvisory
Assets under management, beginning of period	$18,540	$17,500	$18,857
Inflows	1,073	841	727
Outflows	(260)	(353)	(617)
Net inflows	813	488	110
Market appreciation	882	1,135	814
Distributions	(653)	(583)	(539)
Total increase	1,042	1,040	385
Assets under management, end of period	$19,582	$18,540	$19,242	5.6%	1.8%
Percentage of institutional assets under management	70.3%	71.0%	72.1%
Average assets under management for period	$18,057	$18,180	$19,526	(0.7%)	(7.5%)

Advisory
Assets under management, beginning of period	$7,565	$7,145	$7,344
Inflows	699	182	198
Outflows	(322)	(122)	(387)
Net inflows (outflows)	377	60	(189)
Market appreciation	333	360	307
Total increase	710	420	118
Assets under management, end of period	$8,275	$7,565	$7,462	9.4%	10.9%
Percentage of institutional assets under management	29.7%	29.0%	27.9%
Average assets under management for period	$7,718	$7,475	$7,554	3.3%	2.2%

Total Institutional Accounts
Assets under management, beginning of period	$26,105	$24,645	$26,201
Inflows	1,772	1,023	925
Outflows	(582)	(475)	(1,004)
Net inflows (outflows)	1,190	548	(79)
Market appreciation	1,215	1,495	1,121
Distributions	(653)	(583)	(539)
Total increase	1,752	1,460	503
Assets under management, end of period	$27,857	$26,105	$26,704	6.7%	4.3%
Average assets under management for period	$25,775	$25,655	$27,080	0.5%	(4.8%)

Current period amounts have been revised to reflect distributions separately and dividend reinvestments as inflows. Prior period amounts have been reclassified to conform with the current period presentation.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
U.S. Real Estate
Assets under management, beginning of period	$27,814	$25,812	$28,357
Inflows	1,739	1,679	1,168
Outflows	(1,004)	(673)	(1,078)
Net inflows	735	1,006	90
Market appreciation	1,227	1,976	1,430
Distributions	(707)	(980)	(588)
Total increase	1,255	2,002	932
Assets under management, end of period	$29,069	$27,814	$29,289	4.5%	(0.8%)
Percentage of total assets under management	52.8%	52.9%	53.6%
Average assets under management for period	$26,990	$27,195	$29,627	(0.8%)	(8.9%)

Global/International Real Estate
Assets under management, beginning of period	$9,476	$9,379	$10,184
Inflows	777	155	275
Outflows	(468)	(449)	(702)
Net inflows (outflows)	309	(294)	(427)
Market appreciation	409	448	488
Distributions	(42)	(57)	(56)
Total increase	676	97	5
Assets under management, end of period	$10,152	$9,476	$10,189	7.1%	(0.4%)
Percentage of total assets under management	18.4%	18.0%	18.6%
Average assets under management for period	$9,444	$9,605	$10,429	(1.7%)	(9.4%)

Preferred Securities
Assets under management, beginning of period	$7,705	$6,877	$6,342
Inflows	1,135	1,145	709
Outflows	(661)	(427)	(467)
Net inflows	474	718	242
Market appreciation	25	209	228
Distributions	(105)	(99)	(80)
Total increase	394	828	390
Assets under management, end of period	$8,099	$7,705	$6,732	5.1%	20.3%
Percentage of total assets under management	14.7%	14.6%	12.3%
Average assets under management for period	$7,799	$7,343	$6,597	6.2%	18.2%

Current period amounts have been revised to reflect distributions separately and dividend reinvestments as inflows. Prior period amounts have been reclassified to conform with the current period presentation.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Global Listed Infrastructure
Assets under management, beginning of period	$5,147	$5,212	$5,697
Inflows	91	201	209
Outflows	(178)	(136)	(157)
Net (outflows) inflows	(87)	65	52
Market appreciation (depreciation)	253	(75)	(4)
Distributions	(41)	(55)	(44)
Total increase (decrease)	125	(65)	4
Assets under management, end of period	$5,272	$5,147	$5,701	2.4%	(7.5%)
Percentage of total assets under management	9.6%	9.8%	10.4%
Average assets under management for period	$5,002	$5,324	$5,685	(6.0%)	(12.0%)

Other
Assets under management, beginning of period	$2,452	$2,464	$2,557
Inflows	52	106	290
Outflows	(55)	(143)	(75)
Net (outflows) inflows	(3)	(37)	215
Market appreciation (depreciation)	31	45	(3)
Distributions	(13)	(20)	(14)
Total increase (decrease)	15	(12)	198
Assets under management, end of period	$2,467	$2,452	$2,755	0.6%	(10.5%)
Percentage of total assets under management	4.5%	4.7%	5.0%
Average assets under management for period	$2,382	$2,500	$2,683	(4.7%)	(11.2%)

Total
Assets under management, beginning of period	$52,594	$49,744	$53,137
Inflows	3,794	3,286	2,651
Outflows	(2,366)	(1,828)	(2,479)
Net inflows	1,428	1,458	172
Market appreciation	1,945	2,603	2,139
Distributions	(908)	(1,211)	(782)
Total increase	2,465	2,850	1,529
Assets under management, end of period	$55,059	$52,594	$54,666	4.7%	0.7%
Average assets under management for period	$51,617	$51,967	$55,021	(0.7%)	(6.2%)

Current period amounts have been revised to reflect distributions separately and dividend reinvestments as inflows. Prior period amounts have been reclassified to conform with the current period presentation.